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                                                                  EXHIBIT 10.50
                               SECURITY AGREEMENT

         SECURITY AGREEMENT, dated as of January 12, 1999, made by DENALI INCORPORATED, a Delaware corporation (the "Borrower") and each subsidiary of the Borrower which is a signatory hereto (together with the Borrower, each a "Grantor" collectively the "Grantors") in favor of CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders (the "Lenders") and CANADIAN IMPERIAL BANK OF COMMERCE (the "Issuing Lender") parties to the Credit Agreement referred to below.


                                    RECITALS

         Pursuant to the Credit Agreement, dated as of January 12, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lenders, the Administrative Agent and ING (U.S.) Capital Corporation, as documentation agent, the Lenders have severally agreed to make loans to and the Issuing Lender has agreed to issue letters of credit for the account of the Borrower upon the terms and subject to the conditions set forth therein, such loans to be evidenced by the Notes issued by the Borrower thereunder. It is a condition precedent to the obligation of the Lenders to make their respective loans to the Borrower, and of the Issuing Lender to issue its letters of credit, under the Credit Agreement that each Grantor shall have executed and delivered this Security Agreement to the Administrative Agent for the ratable benefit of the Lenders and the Issuing Lender.

         NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the Issuing Lender and the Administrative Agent to enter into the Credit Agreement and to induce the Lenders to make their respective loans to the Borrower, and the Issuing Lender to issue its letters of credit, under the Credit Agreement, each Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders and the Issuing Lender, as follows:

         1. Defined Terms. (a) Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement; the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts, Chattel Paper, Documents, Equipment, Farm Products, General Intangibles, Instruments, Inventory and Proceeds; and the following terms shall have the following meanings:

         "Bank Account": (i) a deposit, custody or other account (whether, in any case, time or demand or interest or non-interest bearing) maintained by any Grantor with the Administrative Agent, any Lender or the Issuing Lender, (ii) all cash and securities from time



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to time standing to the credit of such account, and (iii) all interest, principal and other distributions payable on or with respect to, such account or such cash or securities.

         "Code": the Uniform Commercial Code as from time to time in effect in the State of New York.

         "Collateral": as defined in Section 2 of this Security Agreement.

         "Contracts": the contracts and agreements listed on Schedule I hereto, as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (a) all rights of any Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of any Grantor to damages arising out of, or for, breach or default in respect thereof and (c) all rights of any Grantor to perform and to exercise all remedies thereunder.

         "Copyright": (a) any copyright in any original work of authorship fixed in any tangible medium of expression (including, without limitation, any thereof referred to on Schedule II hereto), including, without limitation, all databases, source codes, object codes and manuals, whether published or unpublished, whether now or hereafter existing, and whether in the United States or any other country, and all applications, registrations, renewals, extensions and recordings relating thereto filed in the United States Copyright Office or in any other governmental office or agency in the United States or any other country or political subdivision thereof, in each case in which any Grantor has any right, title or interest, whether as author, assignee, transferee or otherwise, and all other rights which any Grantor presently has or hereafter acquires pursuant to any Copyright License relating to any such copyright, including, without limitation, copyright assignments, and exclusive and nonexclusive licenses, and (b) all right, title and interest of any Grantor in all physical materials embodying any work with respect to which any Grantor owns or holds rights in any Copyright or Copyright License.

         "Copyright License": (a) any agreement, written or oral, naming any Grantor as licensor or licensee, granting any right in or to any Copyright or copyright registration in the United States or any foreign country (including, without limitation, any thereof referred to on Schedule II hereto) or (b) any and all present and future agreements, including, without limitation, assignments and consents, as any such agreements may from time to time be amended or supplemented, pursuant to which any Grantor now has or hereafter acquires any direct or beneficial interest in any Copyright, or is a grantor of rights to any third party with respect to any copyright, whether as a party to any such agreement or as an assignee of any rights under any such agreement (including, without limitation, any thereof referred to on Schedule II hereto) excluding, however, non-exclusive computer software licenses.

         "Hedge Agreement": as to any Person, any swap, cap, collar or similar arrangement entered into by such Person providing for protection against fluctuations in interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.



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         "Patents": (a) all letters patent of the United States or any other country, including patents, design patents and utility models, and all registrations and recordings thereof, including, without limitation, any thereof referred to in Schedule III hereto, (b) all applications for letters patent of the United States or any other country and (c) all reissues, extensions, divisions, continuations and continuations-in-part thereof, and the inventions disclosed or claimed therein, including the right to make, sell and/or use the inventions disclosed or claimed therein; including, without limitation, any thereof referred to in Schedule III hereto.

         "Patent License": any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered by a Patent, and all rights of any Grantor under such agreement; including, without limitation, any thereof referred to in Schedule III hereto.

         "Secured Obligations": the collective reference to (a) the Obligations, and (b) all obligations and liabilities of any Grantor to the Administrative Agent and the Lenders, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of or in connection with any Hedge Agreement entered into by any Grantor with any Lender and any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by any Grantor pursuant to the terms of such Hedge Agreement or other documents) or otherwise.

         "Security Agreement": this Security Agreement, as amended, supplemented or otherwise modified from time to time.

         "Trademarks": (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, all prints or labels on which any of the foregoing appear, and all designs and general intangibles of a like nature, and the goodwill associated therewith or symbolized thereby, and all other assets, rights and interests that uniquely embody such goodwill, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in Schedule IV hereto, and (b) all extensions or renewals thereof.

         "Trademark License": any agreement, written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any thereof referred to in Schedule IV hereto.

         "Vehicles": all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of any State and, in any event,



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including, without limitation, the vehicles listed on Schedule V hereto and all tires and other appurtenances to any of the foregoing.

         (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Security Agreement shall refer to this Security Agreement as a whole and not to any particular provision of this Security Agreement, and Section, Schedule. Annex, and Exhibit references are to this Security Agreement unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations, each Grantor hereby grants to the Administrative Agent for the ratable benefit of the Lenders and the Issuing Lender a security interest in all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):

                  (i)    all Accounts;
                 (ii)    all Bank Accounts;
                (iii)    all Chattel Paper;
                 (iv)    all Contracts;
                  (v)    all Copyrights;
                 (vi)    all Copyright Licenses;
                (vii)    all Documents;
               (viii)    all Equipment;
                 (ix)    all General Intangibles;
                  (x)    all Instruments;
                 (xi)    all Inventory;
                (xii)    all Patents;
               (xiii)    all Patent Licenses;
                (xiv)    all Trademarks;
                 (xv)    all Trademark Licenses;
                (xvi)    all Vehicles;
               (xvii)    all books and records pertaining to the Collateral; and
              (xviii)    to the extent not otherwise included, all Proceeds and
                         products of any and all of the foregoing.

         3. Rights of Agent and Lenders; Limitations on Agent's and Lenders' Obligations.

         (a) Grantor Remains Liable under Accounts and Contracts. Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Accounts and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to



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each such Account and in accordance with and pursuant to the terms and provisions of each such Contract. None of the Agent, any Lender nor the Issuing Lender shall have any obligation or liability under any Account (or any agreement giving rise thereto) or under any Contract by reason of or arising out of this Security Agreement or the receipt by the Administrative Agent or any such Lender or the Issuing Lender of any payment relating to such Account or Contract pursuant hereto, nor shall the Administrative Agent, any Lender nor the Issuing Lender be obligated in any manner to perform any of the obligations of such Grantor under or pursuant to any Account (or any agreement giving rise thereto) or under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto) or under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

         (b) Notice to Account Debtors and Contracting Parties. Upon the request of the Administrative Agent at any time during the continuance of an Event of Default, each Grantor shall notify account debtors on the Accounts and parties to the Contracts that the Accounts and the Contracts have been assigned to the Administrative Agent for the ratable benefit of the Lenders and the Issuing Lender and, so long as that Event of Default is continuing, that payments in respect thereof shall be made directly to the Administrative Agent.

         (c) Analysis of Accounts and Contracts. After the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Administrative Agent may require in connection therewith. At any time and from time to time, upon the Administrative Agent's request and at the expense of the Grantors, the Grantors shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts. After the occurrence and during the continuance of an Event of Default, the Administrative Agent may in its own name or in the name of others communicate with account debtors on the Accounts and parties to the Contracts to verify with them to its satisfaction the existence, amount and terms of any Accounts or Contracts.

         (d) Collections on Accounts. The Administrative Agent hereby authorizes each Grantor to collect the Accounts, subject to the Administrative Agent's direction and control, and the Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Administrative Agent at any time when an Event of Default shall have occurred and be continuing, any payments of Accounts, when collected by a Grantor, shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly endorsed by such Grantor to the Administrative Agent if required, in a special collateral account maintained by the Administrative Agent, subject to withdrawal by the Administrative



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Agent for the account of the Lenders and the Issuing Lender only, as hereinafter provided, and, until so turned over, shall be held by such Grantor in trust for the Administrative Agent, the Lenders and the Issuing Lender, segregated from other funds of the Grantors. Each deposit of any such Proceeds shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit. All Proceeds constituting collections of Accounts while held by the Administrative Agent (or by the Grantors in trust for the Administrative Agent, the Lenders and the Issuing Lender) shall continue to be collateral security for all of the Secured Obligations and shall not constitute payment thereof until applied as hereinafter provided. At such intervals as may be agreed upon by the Grantors and the Administrative Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent's election, the Administrative Agent shall apply all or any part of the funds on deposit in said Collateral Account on account of the Secured Obligations in such order as the Administrative Agent may elect, and any part of such funds which the Administrative Agent elects not so to apply and deems not required as collateral security for the Secured Obligations shall be paid over from time to time by the Administrative Agent to the Grantors or to whomsoever may be lawfully entitled to receive the same. At the Administrative Agent's request, the Grantors shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Accounts, including, without limitation, all original orders, invoices and shipping receipts.

         4. Representations and Warranties. Each Grantor hereby represents and warrants that:

         (a) Title; No Other Liens. Except for the Liens granted to the Administrative Agent for the ratable benefit of the Lenders and the Issuing Lender pursuant to this Security Agreement, and the other Liens permitted to exist on the Collateral pursuant to the Credit Agreement, each Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as may have been filed in favor of the Administrative Agent, for the ratable benefit of the Lenders and the Issuing Lender, pursuant to this Security Agreement or as may be permitted pursuant to the Credit Agreement.

         (b) Perfected First Priority Liens. When financing statements have been filed in the offices in the jurisdictions listed in Schedule 7.16 to the Credit Agreement, the Liens granted pursuant to this Security Agreement which may be perfected by the filing of financing statements will constitute perfected Liens in favor of the Administrative Agent, for the ratable benefit of the Lenders and the Issuing Lender, in the Collateral as collateral security for the Secured Obligations, which Liens are prior to all other Liens on the Collateral created by such Grantor and in existence on the date hereof and which are enforceable as such against all creditors of and purchasers from such Grantor and against any owner or purchaser of the real property where any of the



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     Equipment or Inventory is located and any present or future creditor obtaining a Lien on such real property.

         (c) Accounts. The amount represented by each Grantor to the Administrative Agent from time to time as owing by each account debtor or by all account debtors in respect of the Accounts will at such time be the correct amount actually owing by such account debtor or debtors thereunder. No amount payable to any Grantor under or in connection with any Account is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent. The place where each Grantor keeps its records concerning the Accounts is 1360 Post Oak Boulevard, Suite 2250, Houston, Texas 77056-3023.

         (d) Contracts. No consent of any party (other than the Grantors) to any Contract is required, or purports to be required, in connection with the execution, delivery and performance of this Security Agreement. Each Contract is in full force and effect and constitutes a valid and legally enforceable obligation of the parties thereto, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditor's rights generally and general equitable principles (whether considered in a proceeding in equity or at law). No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any of the Contracts by any party thereto other than those which have been duly obtained, made or performed, are in full force and effect and do not subject the scope of any such Contract to any material adverse limitation, either specific or general in nature. Neither the Grantors nor (to the best of each Grantor's knowledge) any other party to any Contract is in default or is likely to become in default in the performance or observance or any of the terms thereof in any manner that, in the aggregate, could reasonably be expected to have a Material Adverse Effect. Each Grantor has fully performed all its obligations under each Contract. The right, title and interest of each Grantor in, to and under each Contract are not subject to any defense, offset, counterclaim or claim which could reasonably be expected to have a Material Adverse Effect, nor have any of the foregoing been asserted or alleged against any Grantor as to any Contract. Each Grantor has delivered to the Administrative Agent a complete and correct copy of each Contract, including all amendments, supplements and other modifications thereto. No amount payable to any Grantor under or in connection with any Contract is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent.

         (e) Inventory and Equipment. The Inventory and the Equipment are kept at the locations listed on Schedule VI hereto.

         (f) Chief Executive Office. Each Grantor's chief executive office and chief place of business is located at 1360 Post Oak Boulevard, Suite 2250, Houston, Texas 77056-3023.



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         (g) Farm Products. None of the Collateral constitutes, or is the
     Proceeds of, Farm Products.

         (h) Insurance Policies. None of the Collateral constitutes an interest or claim in or under any policy of insurance or contract for annuity, except to the extent the same constitutes Proceeds.

         (i) Copyrights, Patents and Trademarks. Schedule II hereto includes all Copyrights and Copyright Licenses owned by each Grantor in its own name as of the date hereof. Schedule III hereto includes all Patents and Patent Licenses owned by each Grantor in its own name as of the date hereof. Schedule IV hereto includes all Trademarks and Trademark Licenses owned by each Grantor in its own name as of the date hereof. To the best of each Grantor's knowledge, each Copyright, Patent and Trademark is valid, subsisting, unexpired, enforceable and has not been abandoned. Except as set forth in Schedule II, III or IV, none of such Copyrights, Patents and Trademarks is the subject of any licensing or franchise agreement. No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of any Copyright, Patent or Trademark. Except as disclosed on Schedule II, III or IV, no action or proceeding is pending (i) seeking to limit, cancel or question the validity of any Copyright, Patent or Trademark, or (ii) which, if adversely determined, would have a material adverse effect on the value of any Copyright, Patent or Trademark.

         (j) Vehicles. Schedule V is a complete and correct list of all Vehicles owned by each Grantor.

         (k) Governmental Obligors. None of the obligors on any Accounts, and none of the parties to any Contracts, is a Governmental Authority.

         (l) Bank Accounts. All deposit, custody, money market or other accounts (whether, in any case, time or demand or interest or non-interest bearing) maintained by each Grantor with any bank or any other financial institution are Bank Accounts, except for the bank accounts and lockbox accounts listed on Schedule VII hereto.

         5. Covenants. Each Grantor covenants and agrees with the Administrative Agent, the Lenders and the Issuing Lender that, from and after the date of this Security Agreement until the Secured Obligations are paid in full and the Commitments have expired or been terminated:

         (a) Maintenance of Perfected Security Interests; Further Documentation; Pledge of Instruments and Chattel Paper. Each Grantor shall maintain the security interest created by this Security Agreement as a perfected security interest having at least the priority described in
     Section 4(b) hereof and shall defend such security interest against the claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of the Grantors, each Grantor will promptly and duly execute and deliver such further



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     instruments and documents and take such further action as the
     Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. Each Grantor also hereby authorizes the Administrative Agent to file any such financing or continuation statement without the signature of such Grantor to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Security Agreement.

         (b) Indemnification. Each Grantor agrees to pay, and to save the Administrative Agent, the Lenders and the Issuing Lender harmless from, any and all liabilities, costs and expenses (including, without limitation, legal fees and expenses) (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay in complying with any Requirement of Law applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Security Agreement. In any suit, proceeding or action brought by the Administrative Agent, any Lender or the Issuing Lender under any Account or Contract for any sum owing thereunder, or to enforce any provisions of any Account or Contract, each Grantor will save, indemnify and keep the Administrative Agent, such Lender and the Issuing Lender harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by such Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from such Grantor. None of the foregoing indemnities shall cover the gross negligence or willful misconduct of the Administrative Agent, the Lenders or the Issuing Lender.

         (c) Maintenance of Records. Each Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Accounts. Each Grantor will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. Upon the occurrence and during the continuance of an Event of Default, upon written request therefor, each Grantor shall turn over any books and records pertaining to the Collateral to the Administrative Agent or to its representatives during normal business hours at the request of the Administrative Agent so that the Administrative

     Agent may make copies thereof, and upon acceleration of the Secured Obligations, each Grantor shall turn over the originals of such books and records.

         (d) Right of Inspection. The Administrative Agent, the Lenders and the Issuing Lender shall at all times have full and free access during normal business hours, with at least 48 hours prior written notice (except during the continuance of an Event of Default, during which such notice requirement shall be inapplicable) to all the books, correspondence and records of each Grantor, and the Administrative Agent, the Lenders and the Issuing Lender or their respective representatives may examine the same, take extracts therefrom and make photocopies thereof, and each Grantor agrees to render to the Administrative Agent, the Lenders and the Issuing Lender, at each Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Administrative Agent, the Lenders and the Issuing Lender and their respective representatives shall at all times also have the right, during regular business hours with at least 48 hours prior written notice (except during the continuance of an Event of Default, during which such notice requirement shall be inapplicable) to enter into and upon any premises where any of the Inventory or Equipment is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

         (e) Compliance with Laws, etc. Each Grantor will comply in all material respects with all Requirements of Law applicable to the Collateral or any part thereof or to the operation of such Grantor's business; provided, however, that such Grantor may contest any Requirement of Law in any reasonable manner which shall not, in the sole opinion of the Administrative Agent, adversely affect the Administrative Agent's, the Lenders' or the Issuing Lender's rights or the priority of its Liens on the Collateral.

         (f) Compliance with Terms of Contracts, etc. Each Grantor will perform and comply in all material respects with all its obligations under the Contracts and all its other Contractual Obligations relating to the Collateral.

         (g) Payment of Obligations. Each Grantor will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve any material danger of the sale, forfeiture or loss of a material portion of the Collateral or any interest therein and (iii) such charge is adequately reserved against on such Grantor's books in accordance with GAAP.

         (h) Limitation on Liens on Collateral. No Grantor will create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than the liens created hereby and other than as permitted pursuant to the Credit Agreement, and will defend the right, title and interest of the Administrative Agent, the Lenders and the Issuing Lender in and to any of the Collateral against the claims and demands of all Persons whomsoever.

         (i) Limitations on Dispositions of Collateral. No Grantor will sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so except for (x) sales of Inventory in the ordinary course of its business and (y) so long as no Default or Event of Default has occurred and is continuing, sales, transfers and other dispositions of Collateral permitted under Section 10.6 of the Credit Agreement or as otherwise permitted under the Credit Agreement.

         (j) Limitations on Modifications of Contracts and Agreements Giving Rise to Accounts; Exercise of Rights; Notices. No Grantor will, without the written consent of the Administrative Agent, (i) amend, modify, terminate or waive any provision of any Contract or any other agreement giving rise to an Account, which constitutes more than 5% of the aggregate amount of the Accounts, in any manner which could reasonably be expected to materially adversely affect the value of such Contract or such Account as Collateral, (ii) other than in the ordinary course of business as generally conducted by such Grantor over a period of time, fail to exercise promptly and diligently each and every material right which it may have under each Contract and each agreement giving rise to an Account, which constitutes more than 5% of the aggregate amount of the Accounts, (other than any right of termination) or (iii) fail to deliver to the Administrative Agent a copy of each material demand, notice or document received by it relating in any way to any Contract or any agreement giving rise to an Account that questions the validity or enforceability of such Contract or Accounts constituting more than 5% of the aggregate amount of the Accounts.

         (k) Limitations on Discounts, Compromises, Extensions of Accounts. Other than in the ordinary course of business consistent with its past practice, no Grantor will (i) grant any extension of the time of payment of any Account, (ii) compromise, compound or settle any Account for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Account, or (iv) allow any credit or discount whatsoever on any Account.

         (l) Maintenance of Equipment. Each Grantor will maintain each item of Equipment in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide all maintenance, service and repairs necessary for such purpose, except that each Grantor's obligations pursuant to this Section 5(l) shall not extend to obsolete Equipment.

         (m) Maintenance of Insurance. Each Grantor will maintain, with financially sound and reputable companies, insurance policies (i) insuring the Inventory, Equipment and Vehicles against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Administrative Agent in amounts comparable to amounts of insurance coverage obtained by similar businesses of similar size acting prudently and (ii) insuring the Grantors, the Administrative Agent, the Lenders and the Issuing Lender against liability for personal injury and property damage relating to such Inventory, Equipment and Vehicles, such policies to be in such form and amounts and having such coverage as shall be comparable to forms, amounts and coverage, respectively, obtained by similar businesses of similar size acting prudently, with losses payable to the Grantors, the Administrative Agent, the Lenders and the Issuing Lender as their respective interests may appear or, in the case of liability insurance, showing the Administrative Agent, the Lenders and the Issuing Lender as additional insured parties. All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Administrative Agent of written notice thereof, (ii) name the Administrative Agent, the Lenders and the Issuing Lender as insured parties and loss payees, (iii) include a breach of warranty clause and
     (iv) be reasonably satisfactory in all other respects to the Administrative Agent.

         (n) Further Identification of Collateral. Each Grantor will furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

         (o) Notices. Each Grantor will advise the Administrative Agent promptly, in reasonable detail, at their respective addresses set forth in the Credit Agreement, (i) of any Lien (other than Liens created hereby or permitted under the Credit Agreement) on, or claim asserted against, any of the Collateral and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder.

         (p) Changes in Locations, Name, etc. No Grantor will (i) change the location of its chief executive office/chief place of business from that specified in Section 4(f) or remove its books and records concerning the Accounts from the location specified in Section 4(c), (ii) permit any of the Inventory or Equipment to be kept at a location other than those listed on Schedule VI hereto or (iii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Administrative Agent in connection with this Security Agreement would become seriously misleading, unless it shall have given the Administrative Agent at least 30 days prior written notice thereof.

         (q) Patents, Trademarks and Copyrights.

             (i) Each Grantor (either itself or through licensees) will, except with respect to any Trademark that such Grantor shall reasonably determine is of negligible economic value to it, (i) continue to use each Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) employ such Trademark with the appropriate notice of registration, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent, for the ratable benefit of the Lenders and the Issuing Lender, shall obtain a perfected security interest in such mark pursuant to this Security Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

             (ii) No Grantor will, except with respect to any Patent that such Grantor shall reasonably determine is of negligible economic value to it, do any act, or omit to do any act, whereby any Patent may become abandoned or dedicated.

             (iii) Each Grantor (either itself or through licensees) will, for each work covered by a material Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve such Grantor's material rights under all applicable copyright laws.

             (iv) Each Grantor will notify the Administrative Agent immediately if it knows, or has reason to know, that any Patent, Trademark or Copyright, which is material to the operation of that Grantor's business or which has greater than negligible economic value for the Grantor's taken as a whole, or any application or registration relating to any thereof may become abandoned, lost or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal or similar office in any country) regarding such Grantor's ownership of any Patent, Trademark or Copyright or its right to register the same or to keep and maintain the same.

             (v) Whenever any Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, or shall file an application for registration of any Copyright with the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, the Grantors shall report such filing to the Administrative Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs.

             (vi) Each Grantor shall from time to time execute and deliver any and all agreements, instruments, documents, and papers as the Administrative Agent may reasonably request (including, without limitation, one or more Notice of

         Security Interest in Patents attached hereto as Annex A, one or more Memorandum of Security Agreement - Trademarks attached hereto as Annex B and one or more Memorandum of Security Agreement - Copyrights attached hereto as Annex C, in each case with appropriate completions and schedules) to evidence the Administrative Agent's security interest for the ratable benefit of the Lenders and the Issuing Lender in any Patent, Trademark or Copyright and the goodwill and general intangibles of such Grantor relating thereto or represented thereby, and each Grantor hereby constitutes the Administrative Agent its attorney-in-fact to, during the continuation of an Event of Default, execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed, such power being coupled with an interest is irrevocable until the Secured Obligations are paid in full and the Commitments are terminated.

             (vii) Each Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office or the United States Copyright Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Patents, Trademarks and Copyrights necessary to that Grantor's business operations or of which have greater than negligible economic value for the Grantors taken as a whole, including, without limitation, timely filing of applications for renewal, affidavits of use and affidavits of incontestability and payment of maintenance fees.

             (viii) In the event that any Patent, Trademark or Copyright included in the Collateral is infringed, misappropriated or diluted by a third party, each Grantor shall promptly notify the Administrative Agent after it learns thereof and, at the Grantors' sole expense, shall, unless the Grantors shall reasonably determine that such Patent, Trademark or Copyright is of negligible economic value to the Grantors and not necessary to any Grantor's business operation, promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as the Grantors shall reasonably deem appropriate under the circumstances to protect such Patent, Trademark or Copyright.

             (ix) Upon and during the continuance of an Event of Default and at the reasonable request of the Administrative Agent, each Grantor shall use its reasonable efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all of the Grantors' rights, title and interest thereunder to the Administrative Agent or its designee.

         (r) Vehicles. Each Grantor will use reasonable efforts to maintain each Vehicle in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide all reasonable maintenance, service and repairs necessary for such purpose. Each Grantor will notify the Administrative Agent of each acquisition or sale of a Vehicle, promptly following the acquisition or sale thereof. If an Event of Default shall occur and be continuing, at the request of the Administrative Agent each Grantor shall, within five Business Days after such request, file applications for certificates of title indicating the Administrative Agent's first priority Lien for the ratable benefit of the Lenders and the Issuing Lender on the Vehicles covered by such certificates, together with any other necessary documentation, in each office in each jurisdiction which the Administrative Agent shall deem advisable to perfect its Liens on the Vehicles.

         (s) Inventory. None of the Inventory of any Grantor shall be evidenced by a warehouse receipt.

         6. Agent's Appointment as Attorney-in-Fact.

         (a) Powers. Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, from time to time in the Administrative Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, during the continuance of an Event of Default, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do the following:

             (i) in the name of such Grantor or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Instrument, General Intangible or contract or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Account, Instrument, General Intangible or Contract or with respect to any other Collateral whenever payable;

             (ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof;

             (iii) in the case of any Patent, Trademark or Copyright, to execute and deliver any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Administrative Agent's and the Lenders' security interest in such Patent, Trademark or Copyright and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

             (iv) to execute, in connection with any sale provided for in
         Section 9 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

             (v) (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (F) to settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, to give such discharges or releases as the Administrative Agent may deem appropriate; (G) to assign any Patent or Trademark (along with the goodwill of the business to which any such Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (H) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and to do, at the Administrative Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's, Liens thereon for the ratable benefit of the Lenders and the Issuing Lender and to effect the intent of this Security Agreement, all as fully and effectively as such Grantor might do.

         Anything in this Section 6(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section unless an Event of Default has occurred and is continuing.

         Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and are irrevocable.

         (b) No Duty on Agent's, Lenders' or Issuing Lender's Part. The powers conferred on the Administrative Agent, the Lenders and the Issuing Lender hereunder are solely to protect the Administrative Agent's, the Lenders' and the Issuing Lender's interests in the Collateral and shall not impose any duty upon the Administrative Agent, any Lender or Issuing Lender to exercise any such powers. Each of the Administrative Agent, the Lenders and the Issuing Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for its own gross negligence or willful misconduct.

         7. Performance by Agent of Grantors' Obligations. If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation to do so, may itself perform or comply, or otherwise cause performance or compliance, with such agreement. The expenses of the Administrative Agent incurred in connection with such performance or compliance, together with interest thereon at a rate per annum 2.0% above the Base Rate, shall be payable by the Grantors to the Administrative Agent on demand and shall constitute Secured Obligations secured hereby.

         8. Proceeds. In addition to the rights of the Administrative Agent, the Lenders and the Issuing Lender specified in Section 3(d) with respect to payments of Accounts, it is agreed that, during the continuance of an Event of Default, (a) all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Administrative Agent, the Lenders and the Issuing Lender, segregated from other funds of the Grantors, and shall, forthwith upon receipt by any Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly endorsed by such Grantor to the Administrative Agent, if required), and held by the Administrative Agent in a Collateral Account maintained under the sole dominion and control of the Administrative Agent. Any and all such Proceeds held by the Administrative Agent in a Collateral Account (or by such Grantor in trust for the Administrative Agent and the Lenders and the Issuing Lender) shall continue to be held as collateral security for the Secured Obligations and shall not constitute payment thereof until applied as provided in this Section. At such intervals as may be agreed upon between the Administrative Agent and the Grantors or, if an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent's election, the Administrative Agent may apply all or any part of the Proceeds held in any Collateral Account or otherwise received by the Administrative Agent against the Secured Obligations (whether matured or unmatured), such application to be in such order as the Administrative Agent shall elect. Any balance of such Proceeds remaining after the Secured Obligations shall have been paid in full and the Commitments shall have expired or been terminated shall be paid over to the Grantors or to whomsoever may be lawfully entitled to receive the same.

         9. Remedies. If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Lenders and the Issuing Lender, may exercise, in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Grantors or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Administrative Agent, any Lender or the Issuing Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent, any Lender or the Issuing Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Grantors, which right or equity is hereby waived or released. Each Grantor further agrees, at the Administrative Agent's request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at the Grantors' premises or elsewhere. The Administrative Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent, the Lenders and the Issuing Lender arising out of the exercise by the Administrative Agent hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Administrative Agent account for the surplus, if any, to the Grantors. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent, any Lender or the Issuing Lender arising out of the exercise by the Administrative Agent, any Lender or the Issuing Lender of any of its rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent, any Lender or the Issuing Lender to collect such deficiency.

         10. Grant of License to Use Patent, Trademark and Copyright Collateral. For the purpose of enabling the Administrative Agent to exercise rights and remedies under Section

9 hereof at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Administrative Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sublicense any of the Copyrights, Patents and Trademarks, now owned or hereafter acquired by the Grantors, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored. The use of such license by the Administrative Agent shall be exercised, at the option of the Administrative Agent for any purpose appropriate in connection with the exercise of remedies hereunder, only upon the occurrence and during the continuance of an Event of Default, provided that any license, sublicense or other transaction entered into by the Administrative Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default. The Administrative Agent agrees to apply the net proceeds received from any license as provided in Section 8 hereof

         11. Limitation on Duties Regarding Presentation of Collateral. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. None of the Administrative Agent, any Lender, nor the Issuing Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Grantors or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent and the Lenders and the Issuing Lender hereunder are solely to protect the Administrative Agent's and the Lenders' and the Issuing Lender's interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Lender or the Issuing Lender to exercise any such powers. The Administrative Agent and the Lenders and the Issuing Lender shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

         12. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

         13. Notices. Notices, requests and demands to or upon the Administrative Agent or the Grantors hereunder shall be effected in the manner set forth in Section 13.2 of the Credit Agreement.

         14. Authority of Administrative Agent. Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Security Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Security Agreement shall, as between the

Administrative Agent and the Lenders and the Issuing Lender, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders and the Issuing Lender with full and valid authority so to act or refrain from acting, and the Grantors shall be under no obligation, or entitlement, to make any inquiry respecting such authority.

         15. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         16. Paragraph Headings. The paragraph headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         17. No Waiver; Cumulative Remedies. None of the Administrative Agent, any Lender nor the Issuing Lender shall by any act (except by a written instrument pursuant to Section 18 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent, any Lender or the Issuing Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent, any Lender or the Issuing Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent, such Lender or the Issuing Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

         18. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Grantors and the Administrative Agent, provided that any provision of this Security Agreement may be waived by the Administrative Agent in a written instrument executed by the Administrative Agent. This Security Agreement shall be binding upon the successors and assigns of the Grantors and shall inure to the benefit of the Administrative Agent, the Lenders and the Issuing Lender and their respective successors and assigns. This Security Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

         19. Additional Grantors: Each Subsidiary of the Borrower is required pursuant to Section 9.10 of the Credit Agreement to become party to this Security Agreement and shall become a Grantor for all purposes of this Security Agreement upon execution and delivery by such Subsidiary of a Supplement in the form of Annex D hereto.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, each Grantor has caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                       DENALI INCORPORATED

                                       CONTAINMENT SOLUTIONS SERVICES, INC.

                                       INSTRUMENTATION SOLUTIONS, INC.,

                                       DENALI MANAGEMENT INC.,

                                       DENALI MANAGEMENT, L.L.C., and

                                       DENALI OPERATING MANAGMENT, LTD.

                                           By: DENALI MANAGEMENT, L.L.C.
                                                its general partner

                                       By: /s/ Janice C. McCormick
                                          --------------------------------------
                                        Name: Janice C. McCormick
                                        Title: Assistant Secretary



                                       CONTAINMENT SOLUTIONS, INC.,

                                       SPECIALTY SOLUTIONS, INC.,

                                       ERSHIGS, INC.,

                                       SEFCO, INC.,

                                       FIBERCAST COMPANY, and

                                       PLASTI-FAB, INC.

                                       By: /s/ Janice C. McCormick
                                          --------------------------------------
                                        Name:  Janice C. McCormick
                                        Title:  Asst. Secretary